UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02671

Deutsche DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2020

Annual Report

to Shareholders

DWS Strategic High Yield Tax-Free Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
13	Investment Portfolio
35	Statement of Assets and Liabilities
37	Statement of Operations
38	Statements of Changes in Net Assets
39	Financial Highlights
43	Notes to Financial Statements

55	Report of Independent Registered Public Accounting Firm
57	Information About Your Fund’s Expenses
58	Tax Information
59	Liquidity Risk Management
60	Advisory Agreement Board Considerations and Fee Evaluation
65	Board Members and Officers
70	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. The market for municipal bonds may be less liquid than for taxable bonds and there may be less information available on the financial condition of issuers of municipal securities than for public corporations. The Fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the Fund’s gains or losses. Although the Fund seeks income that is exempt from federal income taxes, a portion of the Fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE    MAY LOSE VALUE NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Strategic High Yield Tax-Free Fund

Letter to Shareholders

Dear Shareholder:

While the economy is not expected to shrug off the impacts of the COVID-19 pandemic easily, DWS’s CIO Office is cautiously optimistic. Our CIO Office anticipates the recession in the United States (“U.S.”) to be shallower than in the Eurozone, followed by a more robust U.S. recovery primarily benefiting from the outsized U.S. fiscal stimulus. Our CIO office sees long-lasting disruptions of supply chains and consumer spending, potentially derailing the current outlook.

What is already becoming clear is the current assessment of the situation by financial markets. U.S. markets have moved back to relatively high valuations. However, sentiment can quickly change and March lows may be tested again in the coming months. With respect to the bond markets, we think that accommodative central bank action will continue or even accelerate, with the interest rates set to remain low for the foreseeable future.

What may come next? In the short term, we expect markets to remain volatile. While our strategists forecast peaking uncertainty on stock markets, sharp setbacks could happen at any time. We believe stocks have become even more appealing for the medium- to long-term time horizons, due to the very accommodative monetary policy of the leading central banks and growing fiscal deficits.

As the U.S. and global economies forge a path to recovery, close monitoring of developments to assess potential opportunities and risks is critical. We believe the unique structure of our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make timely strategic and tactical decisions. Those insights are updated frequently and are always available on the “Insights” section of dws.com.

As always, we appreciate your trust and welcome the opportunity to help you navigate these unusual times. We believe our decades of experience in managing assets through multiple market cycles and events can add significant value in times such as these.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Strategic High Yield Tax-Free Fund	|	3

Portfolio Management Review	(Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Investment Process

The Fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit of the issuer and usually supported by the issuer’s taxing power. In addition, securities held may include revenue bonds, for which principal and interest are secured by revenues from tolls, rents or other fees gained from the facility that was built with the bond issue proceeds.

The Fund’s management team seeks to hold municipal bonds that appear to offer the best opportunity to meet the Fund’s objective of providing a high level of income exempt from regular federal income tax. In selecting securities, the managers weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market. Although portfolio management may adjust the Fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, generally between five and nine years.

DWS Strategic High Yield Tax-Free Fund posted a return of –2.74% for the 12-month period ended May 31, 2020. The overall investment grade municipal bond market, as measured by the unmanaged Bloomberg Barclays Municipal Bond Index, delivered a total return of 3.98% for the same period. The average fund in the Morningstar High Yield Muni category returned –2.25% for the 12 months ended May 31, 2020.

For much of the period, sentiment with respect to credit-sensitive areas of the bond market was supported by a strong fundamental backdrop. Municipals benefited from positive flows into tax-free mutual funds, while demand from separately managed accounts supported shorter-maturity

4	|	DWS Strategic High Yield Tax-Free Fund

municipals. However, beginning in early March of 2020 the COVID-19 crisis led to steep outflows from the municipal asset class, with lower quality issues most impacted as investors fled risk-sensitive assets broadly.

Market sentiment began to recover entering April of 2020 as policy makers stepped in with extraordinary measures. The Federal Reserve (Fed) cut its benchmark overnight lending rate to zero and instituted lending facilities and bond purchase programs in support of a range of fixed income categories including municipals. A relative lack of tax-free new issue supply also supported municipal bond prices, although the rebound was largely concentrated among higher quality issues.

“Beginning in early March of 2020 the COVID-19 crisis led to steep outflows from the municipal asset class, with lower quality issues most impacted as investors fled risk-sensitive assets broadly.”

Yields declined along the length of the municipal curve over the 12 months ended May 31, 2020 and the curve steepened as declines were most significant for shorter maturities. Specifically, the two-year bond yield fell from 1.39% to 0.16%, the five-year from 1.42% to 0.38%, the 10-year from 1.65% to 0.84%, the 20-year from 2.14% to 1.44%, and the 30-year from 2.32% to 1.65%. (See the graph below for municipal bond yield changes from the beginning to the end of the period.) For the 12 months, municipal market credit spreads — the incremental yield offered by lower- quality issues vs. AAA-rated issues — generally widened.

Municipal Bond Yield Curve (as of 5/31/20 and 5/31/19)

Source: Municipal Market Data, AAA-rated universe, as of 5/31/20.

Chart is for illustrative purposes only and does not represent any DWS product.

DWS Strategic High Yield Tax-Free Fund	|	5

Positive and Negative Contributors to Fund Performance

The Fund’s overall positioning with respect to credit quality was the most significant constraint on performance vs. the benchmark. During the period we had significant out-of-benchmark exposure to issues rated below-investment-grade. In addition, we were overweight issues in the single-A and BBB quality ranges. These exposures weighed on performance given the spike in risk aversion seen in the first quarter of 2020.

In sector terms, overweight exposure to health care led detractors from performance relative to the benchmark. In particular, holdings within the continuing care retirement community segment were heavily impacted by COVID-19 concerns. In a similar vein, exposure to airports detracted given pandemic-driven travel restrictions. Above-benchmark exposure to Illinois general obligations hurt performance as the pivot to a recessionary outlook weighed on sentiment with respect to the state’s efforts to address its pension funding challenges. Holdings of prepaid gas issues also detracted as these bonds are backed by the financial sector which saw declines due to the COVID-19 pandemic. On the positive side, an out-of-benchmark position in issues backed by the Tobacco Master Settlement had a marginally positive impact on performance. Above-benchmark positioning in pre-refunded issues also aided return as investors favored shorter-maturity, higher-quality assets.

The Fund’s positioning along the yield curve detracted slightly from performance relative to the benchmark over the 12 months. Specifically, the Fund was underweight the 2-to 10-year segment of the yield curve which benefited the most from declining yields as the curve steepened.

Outlook and Positioning

As of the end of May 2020, municipal yields on an absolute basis were at extraordinarily low levels by historical standards. The two-year municipal bond yield of 0.16% was 100% of the comparable-maturity U.S. Treasury bond yield before taking into account the tax advantage of municipals. The 10-year municipal bond yield of 0.84% was 129% of the comparable-maturity U.S. Treasury bond yield, while the 30-year municipal yield of 1.65% was 117% of the comparable U.S. Treasury yield.

While interest in municipals may be supported by the relative attractiveness of tax-free yield levels, the risk to investor flows from

6	|	DWS Strategic High Yield Tax-Free Fund

negative headlines around COVID-19 and the economy remains. In addition, certain segments of the municipal market may remain under fundamental pressure for a considerable time. Against this backdrop, we continue to be vigilant in our credit evaluation of lower quality issues, particularly in the BBB range and below. We will seek to take advantage of opportunities to invest in issuers with the resources and liquidity to withstand the current economic environment and that offer value.

We continue to perform careful analysis of each security’s risk/reward profile, while also maintaining a focus on portfolio liquidity.

Portfolio Management Team

Ashton P. Goodfield, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Joined DWS in 1986.

–	Head of Municipal Bond Department; Portfolio Manager, Municipal Bond Mutual Funds: Boston.

–	BA, Duke University.

Chad Farrington, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2018.

–	Joined DWS in 2018 with 20 years of industry experience; previously, worked as Portfolio Manager, Head of Municipal Research, and Senior Credit Analyst at Columbia Threadneedle.

–	BS, Montana State University.

Michael J. Generazo, Director

Portfolio Manager of the Fund. Began managing the Fund in 2018.

–	Joined DWS in 1999.

–	BS, Bryant College; MBA, Suffolk University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Bloomberg Barclays Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar High Yield Muni category consists of funds that invest at least 50% of their assets in high-income municipal securities that are not rated or that are rated at a level of BBB and below.

DWS Strategic High Yield Tax-Free Fund	|	7

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as “steep,” this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Credit spread is the additional yield provided by municipal bonds rated AA and below vs. municipals rated AAA with comparable effective maturity.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.

8	|	DWS Strategic High Yield Tax-Free Fund

Performance Summary	May 31, 2020 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/20
Unadjusted for Sales Charge	–2.74%	2.26%	3.65%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–5.42%	1.69%	3.36%
Bloomberg Barclays Municipal Bond Index†	3.98%	3.74%	4.14%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/20
Unadjusted for Sales Charge	–3.39%	1.50%	2.87%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–3.39%	1.50%	2.87%
Bloomberg Barclays Municipal Bond Index†	3.98%	3.74%	4.14%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/20
No Sales Charges	–2.49%	2.52%	3.91%
Bloomberg Barclays Municipal Bond Index†	3.98%	3.74%	4.14%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/20
No Sales Charges	–2.41%	2.54%	3.92%
Bloomberg Barclays Municipal Bond Index†	3.98%	3.74%	4.14%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2019 are 0.92%, 1.69%, 0.78% and 0.64% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

DWS Strategic High Yield Tax-Free Fund	|	9

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund’s distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†

Bloomberg Barclays Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

10	|	DWS Strategic High Yield Tax-Free Fund

	Class A	Class C	Class S	Institutional Class

Net Asset Value
5/31/20	$11.37	$11.38	$11.38	$11.39
5/31/19	$12.13	$12.13	$12.14	$12.14

Distribution Information as of 5/31/20
Income Dividends, Twelve Months	$.44	$.35	$.47	$.47
Capital Gain Dividends, Twelve Months	$.002	$.002	$.002	$.002
May Income Dividend	$.0359	$.0292	$.0382	$.0383
SEC 30-day Yield‡‡	3.36%	2.72%	3.70%	3.70%
Tax Equivalent Yield‡‡	5.68%	4.59%	6.25%	6.25%
Current Annualized Distribution Rate‡‡	3.73%	3.03%	3.96%	3.97%

‡‡

The SEC yield is net investment income per share earned over the month ended May 31, 2020, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.33%, 3.54% and 3.55% for Class A, S and Institutional shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund’s yield and a marginal federal income rate of 40.8%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2020. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.70%, 3.80% and 3.82% for Class A, S and Institutional shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS Strategic High Yield Tax-Free Fund	|	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Open-End Investment Companies)	5/31/20	5/31/19
Revenue Bonds	87%	84%
General Obligation Bonds	8%	7%
Lease Obligations	3%	3%
Escrow to Maturity/Prerefunded Bonds	2%	6%
	100%	100%

Interest Rate Sensitivity	5/31/20	5/31/19
Effective Maturity	10.0 years	6.8 years
Modified Duration	6.7 years	5.4 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current interest rate environment.

Quality (As a % of Investment Portfolio excluding Open-End Investment Companies)	5/31/20	5/31/19
AAA	1%	1%
AA	11%	9%
A	24%	25%
BBB	26%	28%
BB	9%	10%
B	0%	2%
CC	1%	0%
D	1%	—
Not Rated	27%	25%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or S&P Global Ratings (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Top Five State/Territory Allocations (As a % of Investment Portfolio excluding Open-End Investment Companies)	5/31/20	5/31/19
Illinois	9%	8%
Florida	9%	4%
Texas	8%	13%
New York	8%	3%
California	6%	6%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 70 for contact information.

12	|	DWS Strategic High Yield Tax-Free Fund

Investment Portfolio	as of May 31, 2020

	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 95.5%
Alabama 0.5%
Jefferson County, AL, Sewer Revenue, Series C, Step-up Coupon, 0% to 10/1/2023, 6.9% to 10/1/2050, INS: AGMC	5,000,000	4,849,150

Arizona 3.2%

Arizona, State Industrial Development Authority, 3rd Tier Great Lakes Senior Living Revenue Communities Project:

Series C, 144A, 5.0%, 1/1/2049	1,300,000	1,158,924

Series C, 144A, 5.5%, 1/1/2054	2,700,000	2,569,212

Arizona, State Industrial Development Authority, Education Revenue, Odyssey Preparatory Academy Project, 144A, 5.0%, 7/1/2049	2,760,000	2,747,304

Arizona, State Industrial Development Authority, Education Revenue, BASIS School Projects:

Series G, 144A, 5.0%, 7/1/2047	1,000,000	992,620

Series D, 144A, 5.0%, 7/1/2051	1,035,000	1,020,489

Series G, 144A, 5.0%, 7/1/2051	550,000	542,289

Series A, 144A, 5.25%, 7/1/2047	1,000,000	1,010,320

Arizona, State University, Green Bond, Series A, 5.0%, 7/1/2043	8,000,000	10,126,720

Glendale, AZ, Industrial Development Authority, Terrace of Phoenix Project, 5.0%, 7/1/2048	690,000	599,348

Maricopa County, AZ, Industrial Development Authority, Education Revenue, Benjamin Franklin Charter School Project, Series A, 144A, 6.0%, 7/1/2052	1,000,000	1,056,230

Maricopa County, AZ, Industrial Development Authority, Education Revenue, Legacy Traditional Schools Project, Series B, 144A, 5.0%, 7/1/2049	1,490,000	1,485,411

Phoenix, AZ, Industrial Development Authority, Education Facility Revenue, Leman Academy of Excellence, ORO Valley Project:

Series A, 144A, 5.0%, 7/1/2038	1,380,000	1,375,060

Series A, 144A, 5.25%, 7/1/2048	1,750,000	1,737,207

Phoenix, AZ, Industrial Development Authority Student Housing Revenue, Downtown Phoenix Student Housing LLC:

Series A, 5.0%, 7/1/2037	1,000,000	1,015,230

Series A, 5.0%, 7/1/2042	1,000,000	1,012,890

Pima County, AZ, Industrial Development Authority, Education Revenue, American Leadership Academy Project:

144A, 5.0%, 6/15/2049	410,000	369,484

144A, 5.0%, 6/15/2052	710,000	634,335

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	13

	Principal Amount ($)	Value ($)

Tempe, AZ, Industrial Development Authority Revenue, Tempe Life Care Village, Inc.:

Series A, 6.25%, 12/1/2042	1,535,000	1,498,805

Series A, 6.25%, 12/1/2046	1,400,000	1,359,470

		32,311,348

Arkansas 0.1%
Lowell, AR, Industrial Development Revenue, Little Rock Newspapers Project, AMT, 0.26%***, 6/5/2020, LOC: JPMorgan Chase Bank NA	900,000	900,000

California 6.3%

California, Community Housing Agency, Essential Housing Revenue, Verdant at Green Valley Project, Series A, 144A, 5.0%, 8/1/2049	4,800,000	5,000,304

California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue:

Series A-1, 5.0%, 6/1/2047	1,125,000	1,125,911

Series A-2, 5.0%, 6/1/2047	5,075,000	5,079,111

California, M-S-R Energy Authority, Series B, 7.0%, 11/1/2034, GTY: Citigroup Global Markets	8,750,000	12,835,375

California, Morongo Band of Mission Indians Revenue, Series B, 144A, 5.0%, 10/1/2042	1,145,000	1,031,027

California, River Islands Public Financing Authority, Special Tax, Community Facilities District No. 2019-1, Phase 2 Public Improvements:

3.875%, 9/1/2049	2,630,000	2,502,314

4.0%, 9/1/2046	4,895,000	4,815,995

California, School Finance Authority Revenue, Inspire Charter Schools, Series B, 144A, 3.0%, 7/15/2020	2,590,000	2,589,171

California, State Municipal Finance Authority Revenue, LAX Integrated Express Solutions LLC, LINXS Apartment Project, Series A, AMT, 5.0%, 12/31/2047	2,075,000	2,244,382

California, State Municipal Finance Authority Revenue, NorthBay Healthcare, Series A, 5.25%, 11/1/2047	2,135,000	2,318,162

California, State School Finance Authority, Educational Facilities Revenue, River Springs Charter School Project, Series A, 144A, 6.375%, 7/1/2046	2,000,000	2,165,700

California, Statewide Communities Development Authority Revenue, Loma Linda University Medical Center:

Series A, 5.25%, 12/1/2044	4,255,000	4,375,672

Series A, 144A, 5.25%, 12/1/2056	5,515,000	5,604,122

Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue, Series A, 5.25%, 11/15/2023, GTY: Merrill Lynch & Co.	620,000	699,093

Riverside County, CA, Transportation Commission Toll Revenue Senior Lien, Series A, 5.75%, 6/1/2048	2,850,000	3,048,559

The accompanying notes are an integral part of the financial statements.

14	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)

Sacramento County, CA, Special Facility Airport Revenue, Cessna Aircraft Co., Project, AMT, 0.22%***, 6/5/2020, LOC: Bank of America NA	600,000	600,000

San Buenaventura, CA, Community Memorial Health Systems, 7.5%, 12/1/2041	3,250,000	3,306,420

San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue, Series A, 5.0%, 1/15/2050	3,555,000	3,797,700

		63,139,018

Colorado 3.8%

Colorado, Broadway Station Metropolitan District No. 3, Zero Coupon, 12/1/2049	2,000,000	1,049,440

Colorado, E-470 Public Highway Authority Revenue, Series C, 5.375%, 9/1/2026	2,000,000	2,014,820

Colorado, High Performance Transportation Enterprise Revenue, C-470 Express Lanes, 5.0%, 12/31/2056	2,275,000	2,208,024

Colorado, Public Energy Authority, Natural Gas Purchased Revenue, 6.25%, 11/15/2028, GTY: Merrill Lynch & Co.	6,365,000	7,951,667

Colorado, Regional Transportation District, Private Activity Revenue, Denver Transit Partners, 6.0%, 1/15/2041	2,000,000	2,004,120

Colorado, State Health Facilities Authority Hospital Revenue, CommonSpirit Health Obligation Group, Series A-2, 4.0%, 8/1/2049	4,000,000	4,073,080

Colorado, State Health Facilities Authority Revenue, Christian Living Community, 6.375%, 1/1/2041	1,615,000	1,652,210

Colorado, State Health Facilities Authority Revenue, Covenant Retirement Communities, Series A, 5.0%, 12/1/2033	4,835,000	4,904,044

Colorado, State Health Facilities Authority, Hospital Revenue, Covenant Retirement Communities Obligated Group:

Series A, 5.0%, 12/1/2043	1,630,000	1,644,605

Series A, 5.0%, 12/1/2048	2,610,000	2,618,952

Colorado, Trails At Crowfoot Metropolitan District No. 3, Series A, 5.0%, 12/1/2049	1,000,000	903,220

Denver, CO, Convention Center Hotel Authority Revenue:

5.0%, 12/1/2033	500,000	519,620

5.0%, 12/1/2034	1,000,000	1,039,640

5.0%, 12/1/2040	2,060,000	2,140,855

Denver, CO, Health & Hospital Authority, Certificate of Participations, 5.0%, 12/1/2048	1,170,000	1,297,951

Denver, CO, Urban Renewal Authority, Tax Increment Revenue, 9th Urban Redevelopment Area, Series A, 144A, 5.25%, 12/1/2039	2,365,000	2,286,576

		38,308,824

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	15

	Principal Amount ($)	Value ($)

Connecticut 0.6%

Connecticut, Mashantucket Western Pequot Tribe Bond, 6.05%, 7/1/2031* PIK	19,713,389	1,281,370

Connecticut, State Health & Educational Facilities Authority Revenue, Covenant Home, Inc., Series B, 5.0%, 12/1/2040	870,000	884,451

Connecticut, State Health & Educational Facility Authority Revenue, Church Home of Hartford, Inc. Project:

Series A, 144A, 5.0%, 9/1/2046	3,000,000	2,730,750

Series A, 144A, 5.0%, 9/1/2053	1,500,000	1,342,050

		6,238,621

District of Columbia 0.9%

District of Columbia, Ingleside Rock Creek Project:

Series A, 5.0%, 7/1/2042	870,000	766,200

Series A, 5.0%, 7/1/2052	1,305,000	1,115,175

District of Columbia, Metropolitan Airport Authority, Dulles Toll Road Revenue, Dulles Metrorail & Capital Improvement Project, Series B, 4.0%, 10/1/2049	3,090,000	3,135,608

District of Columbia, Water & Sewer Authority, Public Utility Revenue, Green Bond, Series A, 4.0%, 10/1/2049	3,375,000	3,945,409

		8,962,392

Florida 7.4%

Alachua County, FL, Health Facilities Authority Revenue, Shands Teaching Hospital & Clinics, Inc., Series A, 4.0%, 12/1/2049	4,165,000	4,350,051

Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue, Sanctuary Cove Apartments, Series A, AMT, 0.22%***, 6/5/2020, LIQ: Fannie Mae, LOC: Fannie Mae	820,000	820,000

Collier County, FL, Industrial Development Authority, Continuing Care Community Revenue, Arlington of Naples Project, Series A,144A, 8.125%, 5/15/2044*	2,310,000	1,732,500

Florida, Capital Trust Agency, Educational Facilities Authority, Charter Educational Foundation Project, Series A, 144A, 5.375%, 6/15/2048	1,840,000	1,830,708

Florida, Capital Trust Agency, Senior Living Revenue, American Eagle Portfolio Project, Series A-1, 5.875%, 7/1/2054	5,755,000	4,028,500

Florida, Development Finance Corp., Surface Transportation Facilities Revenue, Virgin Trains USA Passenger Rail Project:

Series A, 144A, AMT, 6.375%**, 1/1/2049	1,740,000	1,484,220

Series A, 144A, AMT, 6.5%62**, 1/1/2049	2,260,000	1,921,000

Florida, Halifax Hospital Medical Center, 5.0%, 6/1/2036	890,000	1,013,390

The accompanying notes are an integral part of the financial statements.

16	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)

Florida, State Atlantic University Finance Corp., Capital Improvements Revenue, Student Housing Project, Series B, 4.0%, 7/1/2044	8,555,000	9,691,275

Florida, State Development Finance Corp., Learning Gate Community School Project:

Series A, 5.0%, 2/15/2038	500,000	528,300

Series A, 5.0%, 2/15/2048	1,150,000	1,205,488

Florida, State Higher Educational Facilities Financial Authority Revenue:

4.0%, 10/1/2044	1,395,000	1,273,677

4.0%, 10/1/2049	1,905,000	1,705,318

Florida, State Higher Educational Facilities Financial Authority Revenue, Jacksonville University Project, Series A-1, 144A, 4.75%, 6/1/2038	1,750,000	1,546,405

Florida, State Mid-Bay Bridge Authority, Series A, 5.0%, 10/1/2035	1,030,000	1,092,418

Florida, Village Community Development District No. 12, Special Assessment Revenue:

144A, 4.25%, 5/1/2043	2,485,000	2,534,551

144A, 4.375%, 5/1/2050	2,085,000	2,131,850

Florida, Village Community Development District No. 9, Special Assessment Revenue:

5.5%, 5/1/2042	1,265,000	1,309,262

7.0%, 5/1/2041	1,425,000	1,489,438

Greater Orlando, FL, Aviation Authority Airport Facilities Revenue, Series A, AMT, 4.0%, 10/1/2044	5,000,000	5,411,900

Greater Orlando, FL, Aviation Authority Airport Facilities Revenue, JetBlue Airways Corp. Project:

Series A, AMT, 4.0%, 10/1/2049	5,000,000	5,381,050

AMT, 5.0%, 11/15/2026	1,500,000	1,501,995

Hillsborough County, FL, Housing Finance Authority Multi-Family Revenue, Claymore Crossings Apartments, AMT, 0.22%***, 6/5/2020, LOC: Citibank NA	575,000	575,000

Jacksonville, FL, Educational Facilities Revenue, Jacksonville University Project, Series B, 144A, 5.0%, 6/1/2053	3,250,000	2,777,125

Lake County, FL, Educational Facilities Revenue, Imagine South Lake Charter School Project:

Series A, 144A, 5.0%, 1/15/2049	825,000	800,522

Series A, 144A, 5.0%, 1/15/2054	850,000	816,561

Lake County, FL, Senior Living Revenue, Village Veranda at Lady Lake Project, Series A-1, 144A, 7.125%, 1/1/2052	2,700,000	2,248,803

Lee County, FL, Airport Revenue, Series A, AMT, 5.375%, 10/1/2032	1,750,000	1,823,062

Osceola County, FL, Transportation Revenue:

Series A-2, Zero Coupon, 10/1/2049	3,400,000	1,019,184

Series A-2, Zero Coupon, 10/1/2051	4,775,000	1,310,403

Series A-2, Zero Coupon, 10/1/2054	4,570,000	1,096,983

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	17

	Principal Amount ($)	Value ($)

Palm Beach County, FL, Health Facilities Authority Revenue, Lifespace Communities, Inc., Series B, 4.0%, 5/15/2053	3,000,000	2,311,170

Seminole County, FL, Industrial Development Authority, Legacy Pointe At UCF Project:

Series A, 5.25%, 11/15/2039	445,000	352,160

Series A, 5.5%, 11/15/2049	3,635,000	2,779,830

Series A, 5.75%, 11/15/2054	1,365,000	1,052,770

Tampa, FL, The University of Tampa Project, Series A, 4.0%, 4/1/2050 (a)	1,210,000	1,281,281

		74,228,150

Georgia 2.3%

Americus-Sumter County, GA, Hospital Authority, Magnolia Manor Obligated Group, Series A, 6.375%, 5/15/2043	4,000,000	4,351,480

Atlanta, GA, Development Authority Revenue Bonds:

Series A-1, 5.0%, 7/1/2032	1,650,000	1,765,847

Series A-1, 5.0%, 7/1/2033	2,595,000	2,766,737

Series A-1, 5.0%, 7/1/2034	2,320,000	2,468,642

Atlanta, GA, Tax Allocation, Beltline Project:

Series B, 5.0%, 1/1/2029	3,450,000	4,153,765

Series B, 5.0%, 1/1/2030	1,715,000	2,055,085

Gainesville & Hall County, GA, Hospital Authority, Northeast Georgia Health System, Inc. Project:

Series A, 5.25%, 8/15/2049	500,000	572,270

Series A, 5.5%, 8/15/2054	1,820,000	2,107,360

Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 5.5%, 9/15/2024, GTY: Merrill Lynch & Co.	2,440,000	2,832,035

		23,073,221

Guam 0.6%

Guam, Government Waterworks Authority, Water & Wastewater System Revenue:

5.0%, 7/1/2040	1,040,000	1,122,607

Series A, 5.0%, 1/1/2050 (a)	655,000	725,543

Guam, International Airport Authority Revenue:

Series A, 5.0%, 10/1/2020	225,000	225,464

Series C, AMT, 6.25%, 10/1/2034	500,000	514,230

Series C, AMT, 6.375%, 10/1/2043	1,610,000	1,650,202

Guam, Port Authority Revenue, Series A, 5.0%, 7/1/2048	800,000	854,520

Guam, Power Authority Revenue, Series A, 5.0%, 10/1/2034	1,200,000	1,234,908

		6,327,474

Illinois 8.6%

Channahon, IL, Morris Hospital Revenue, 0.14%***, 6/5/2020, LOC: U.S. Bank NA	5,695,000	5,695,000

The accompanying notes are an integral part of the financial statements.

18	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)

Chicago, IL, Board of Education:

Series A, Zero Coupon, 12/1/2026	1,110,000	800,288

Series B, 4.0%, 12/1/2035	2,500,000	2,243,175

Series A, 5.0%, 12/1/2033	740,000	740,318

Series A, 5.0%, 12/1/2041	3,930,000	3,798,620

Series A, 5.5%, 12/1/2039	2,900,000	2,903,741

Chicago, IL, General Obligation:

Series B, 6.314%, 1/1/2044	2,500,000	2,388,400

Series A, 5.0%, 1/1/2036	1,000,000	1,004,020

Series A, 5.0%, 1/1/2044	4,000,000	3,907,320

Series B, 5.432%, 1/1/2042	3,885,000	3,362,390

Series A, 5.5%, 1/1/2049	2,425,000	2,477,914

Series A, 6.0%, 1/1/2038	2,180,000	2,338,726

Chicago, IL, O’Hare International Airport, Airport Revenue, Third Lien, Series A, 5.75%, 1/1/2039	1,595,000	1,631,860

Chicago, IL, O’Hare International Airport, Special Facility Revenue, AMT, 5.0%, 7/1/2048	1,185,000	1,296,568

Illinois, Metropolitan Pier & Exposition Authority Revenue, McCormick Place Expansion Project:

Series A, 5.0%, 6/15/2050	1,365,000	1,319,286

Series B, 5.0%, 6/15/2052	4,435,000	4,269,220

Illinois, Southwestern Development Authority Solid Waste Disposal Revenue, Waste Management, Inc., Project, AMT, 0.2%***, 6/5/2020, LOC: JPMorgan Chase Bank NA	400,000	400,000

Illinois, State Finance Authority Revenue, Friendship Village of Schaumburg, 5.125%, 2/15/2045	5,435,000	3,978,094

Illinois, State Finance Authority Revenue, Lutheran Communities:

Series A, 5.0%, 11/1/2040	305,000	276,348

Series A, 5.0%, 11/1/2049	415,000	361,046

Illinois, State Finance Authority Revenue, OSF Healthcare Systems, Series A, 5.0%, 5/15/2041	5,265,000	5,505,031

Illinois, State Finance Authority Revenue, Steppenwolf Theatre Co., 0.12%***, 6/5/2020, LOC: Northern Trust Company	2,100,000	2,100,000

Illinois, State General Obligation:

5.0%, 2/1/2028	3,135,000	3,179,110

5.0%, 2/1/2029	3,745,000	3,787,056

Series A, 5.0%, 10/1/2033	4,970,000	5,037,244

Series B, 5.0%, 10/1/2033	3,150,000	3,192,620

5.0%, 11/1/2034	1,500,000	1,516,335

5.0%, 1/1/2035	300,000	302,166

Series A, 5.0%, 5/1/2035	5,000,000	5,048,600

Series A, 5.0%, 12/1/2038	2,890,000	2,895,375

5.0%, 5/1/2039	2,600,000	2,602,626

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	19

	Principal Amount ($)	Value ($)

Series A, 5.0%, 12/1/2042	3,610,000	3,612,238

5.75%, 5/1/2045	1,470,000	1,569,504

		85,540,239

Indiana 1.5%

Indiana, State Finance Authority Revenue, Educational Facilities, Rock Creek Community Academy Inc., Project:

Series A, 144A, 5.875%, 7/1/2038	1,340,000	1,376,756

Series A, 144A, 6.125%, 7/1/2048	3,660,000	3,760,577

Indiana, State Finance Authority Revenue, Greencroft Obligation Group, Series A, 7.0%, 11/15/2043	2,290,000	2,410,546

Indiana, State Finance Authority, Exempt Facilities Revenue, Green Bond, RES Polyflow Indiana LLC, Project, 144A, AMT, 7.0%, 3/1/2039	2,335,000	1,970,740

Indiana, State Finance Authority, Health Facilities Revenue, Baptist Healthcare System, Series A, 5.0%, 8/15/2051	5,000,000	5,395,100

		14,913,719

Iowa 0.9%

Iowa, State Finance Authority Revenue, Lifespace Communities, Inc.:

Series A, 5.0%, 5/15/2041	1,600,000	1,543,584

Series A, 5.0%, 5/15/2043	1,035,000	991,375

Series A, 5.0%, 5/15/2047	350,000	332,132

Series A, 5.0%, 5/15/2048	4,085,000	3,867,433

Iowa, State Student Loan Liquidity Corp., Senior Revenue, Series B, AMT, 3.0%, 12/1/2039	2,500,000	2,443,100

		9,177,624

Kansas 0.5%

Kansas, State Development Finance Authority Revenue, Village Shalom Project, Series A, 5.25%, 11/15/2053	4,500,000	3,746,835

Wyandotte County, KS, Unified Government, Legends Apartments Garage & West Lawn Project, 4.5%, 6/1/2040	1,535,000	1,393,504

		5,140,339

Kentucky 1.4%

Columbia, KY, Educational Development Revenue, Lindsey Wilson College Project, 5.0%, 12/1/2033	2,560,000	2,669,849

Kentucky, Public Transportation Infrastructure Authority Toll Revenue, 1st Tier-Downtown Crossing, Series A, 6.0%, 7/1/2053	7,195,000	7,483,016

Kentucky, State Economic Development Finance Authority, Owensboro Health, Inc., Obligated Group:

Series A, 5.0%, 6/1/2045	1,275,000	1,323,195

Series A, 5.25%, 6/1/2041	1,915,000	2,040,356

		13,516,416

The accompanying notes are an integral part of the financial statements.

20	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)

Louisiana 0.8%

Louisiana, Caddo-Bossier Parishes Port Commission, Oakley Co. Project, AMT, 0.24%***, 6/5/2020, LOC: Bank of America NA	920,000	920,000

Louisiana, New Orleans Aviation Board, General Airport North Terminal, Series B, AMT, 5.0%, 1/1/2048	710,000	800,731

Louisiana, Public Facilities Authority Revenue, Ochsner Clinic Foundation Project, Prerefunded, 5.0%, 5/15/2047	10,000	12,543

Louisiana, Public Facilities Authority, Hospital Revenue, Lafayette General Medical Center, 5.5%, 11/1/2040	5,000,000	5,010,350

Shreveport, LA, Water & Sewer Revenue, Junior Lien, Series B, 4.0%, 12/1/2044, INS: AGMC	1,000,000	1,140,020

		7,883,644

Maine 0.9%
Maine, Health & Higher Educational Facilities Authority Revenue, Maine General Medical Center, 6.75%, 7/1/2036	9,000,000	9,272,250

Maryland 1.8%

Maryland, State Health & Higher Educational Facilities Authority Revenue, Adventist Healthcare:

Series A, 5.5%, 1/1/2046	11,080,000	11,917,426

Series A, 6.125%, 1/1/2036	3,250,000	3,401,873

Maryland, State Health & Higher Educational Facilities Authority Revenue, Mercy Medical Center, 6.25%, 7/1/2031	2,500,000	2,604,825

		17,924,124

Massachusetts 0.5%

Massachusetts, Development Finance Agency Revenue, 5.0%, 7/1/2047	1,250,000	1,274,525

Massachusetts, State Educational Financing Authority, Series B, AMT, 3.0%, 7/1/2035	2,000,000	1,982,940

Massachusetts, State Water Resources Authority, Series A-2, 0.14%***, 6/5/2020, SPA: TD Bank NA	1,625,000	1,625,000

		4,882,465

Michigan 2.2%

Dearborn, MI, Economic Development Corp. Revenue, Limited Obligation, Henry Ford Village:

7.0%, 11/15/2038	3,500,000	2,631,370

7.125%, 11/15/2043	1,500,000	1,127,580

144A, 7.5%, 11/15/2044	1,480,000	1,112,412

Detroit, MI, Water & Sewerage Department, Sewerage Disposal System Revenue, Series A, 5.25%, 7/1/2039	2,100,000	2,258,991

Detroit, MI, Water Supply Systems Revenue, Series A, Prerefunded, 5.75%, 7/1/2037	7,590,000	8,040,163

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	21

	Principal Amount ($)	Value ($)

Kentwood, MI, Economic Development Corp., Limited Obligation, Holland Home, 5.625%, 11/15/2041	3,750,000	3,813,187

Michigan, State Finance Authority Revenue, Detroit Water & Sewer Department:

Series C-3, 5.0%, 7/1/2033, INS: AGMC	1,820,000	2,064,572

Series C, 5.0%, 7/1/2035	910,000	1,075,884

		22,124,159

Minnesota 0.7%

Duluth, MN, Economic Development Authority, Health Care Facilities Revenue, Essentia Health Obligated Group:

Series A, 5.0%, 2/15/2048	1,000,000	1,116,910

Series A, 5.0%, 2/15/2053	2,815,000	3,133,968

Minnesota, State Office of Higher Education Revenue, AMT, 2.65%, 11/1/2038	2,940,000	2,884,316

		7,135,194

Mississippi 0.7%

Lowndes County, MS, Solid Waste Disposal & Pollution Control Revenue, Weyerhaeuser Co. Project, Series A, 6.8%, 4/1/2022	5,500,000	5,947,150

Warren County, MS, Gulf Opportunity Zone, International Paper Co., Series A, 5.375%, 12/1/2035	1,000,000	1,037,800

		6,984,950

Missouri 1.6%

Kansas City, MO, Land Clearance Redevelopment Authority Project Revenue, Convention Center Hotel Project:

Series B, 144A, 5.0%, 2/1/2040	1,300,000	1,306,565

Series B, 144A, 5.0%, 2/1/2050	1,780,000	1,774,411

Series A, 144A, 6.25%, 4/15/2049	1,250,000	1,157,000

Lee’s Summit, MO, Industrial Development Authority, Senior Living Facilities Revenue, John Knox Village Project:

Series A, 5.0%, 8/15/2042	2,500,000	2,111,400

Series A, 5.0%, 8/15/2046	3,500,000	2,884,805

Series A, 5.25%, 8/15/2039	1,710,000	1,544,934

Missouri, State Health & Educational Facilities Authority Revenue, Medical Research, Lutheran Senior Services, Series A, 5.0%, 2/1/2046	665,000	638,041

Missouri, State Health & Educational Facilities Authority, Lutheran Senior Services, 6.0%, 2/1/2041	2,250,000	2,284,537

St. Louis, MO, Industrial Development Authority Financing Revenue, Ballpark Village Development Project, Series A, 4.75%, 11/15/2047	2,275,000	1,877,011

		15,578,704

The accompanying notes are an integral part of the financial statements.

22	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)

Nebraska 0.5%

Douglas County, NE, Hospital Authority No. 3, Health Facilities Revenue, State Methodist Health System, 5.0%, 11/1/2045	1,850,000	2,047,025

Nebraska, State Investment Finance Authority, Multi-Family Revenue, Irvington Heights, Series A, AMT, 0.17%***, 6/5/2020, LOC: Citibank NA	2,465,000	2,465,000

		4,512,025

Nevada 0.2%

Carson City, NV, Hospital Revenue, Carson Tahoe Regional Medical Centre, Series A, 5.0%, 9/1/2047	1,000,000	1,057,150

Reno, NV, Sales Tax Revenue, Transportation Rail Access, Series C, 144A, Zero Coupon, 7/1/2058	4,500,000	487,620

		1,544,770

New Hampshire 0.8%

New Hampshire, National Finance Authority Revenue, The Vista Project:

Series A, 144A, 5.625%, 7/1/2046	1,000,000	902,270

Series A, 144A, 5.75%, 7/1/2054	2,000,000	1,812,840

New Hampshire, State Health & Educational Facilities Authority Revenue, Elliot Hospital Obligation Group, 5.0%, 10/1/2038	3,835,000	4,025,753

New Hampshire, State Health & Educational Facilities Authority Revenue, Hillside Village:

Series A, 144A, 6.125%, 7/1/2037	900,000	750,078

Series A, 144A, 6.25%, 7/1/2042	1,090,000	881,232

		8,372,173

New Jersey 3.1%

New Jersey, State Economic Development Authority Revenue:

5.0%, 6/15/2028	450,000	475,515

Series DDD, 5.0%, 6/15/2042	1,385,000	1,425,885

Series BBB, 5.5%, 6/15/2030	8,975,000	9,836,869

New Jersey, State Economic Development Authority Revenue, Black Horse EHT Urban Renewal LLC Project, Series A, 144A, 5.0%, 10/1/2039	3,645,000	2,856,040

New Jersey, State Economic Development Authority Revenue, White Horse HMT Urban Renewal LLC Project, 144A, 5.0%, 1/1/2040	1,625,000	1,265,452

New Jersey, State Economic Development Authority, Motor Vehicle Surcharge Revenue, Series A, 5.0%, 7/1/2033	880,000	925,646

New Jersey, State Economic Development Authority, Special Facilities Revenue, Continental Airlines, Inc. Project, Series B, AMT, 5.625%, 11/15/2030	2,500,000	2,513,875

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	23

	Principal Amount ($)	Value ($)

New Jersey, State Health Care Facilities Financing Authority, 5.0%, 10/1/2038	4,000,000	4,085,000

New Jersey, State Health Care Facilities Financing Authority Revenue, University Hospital, Series A, 5.0%, 7/1/2046, INS: AGMC	1,820,000	1,884,665

New Jersey, State Higher Education Assistance Authority, Student Loan Revenue:

Series B, AMT, 3.25%, 12/1/2039	1,500,000	1,476,000

Series B, AMT, 3.5%, 12/1/2039 (a)	1,800,000	1,794,600

New Jersey, State Transportation Trust Fund Authority, Series BB, 4.0%, 6/15/2038	2,000,000	1,876,080

		30,415,627

New Mexico 1.0%

Farmington, NM, Pollution Control Revenue, Public Service Co. of New Mexico, Series C, 5.9%, 6/1/2040	7,500,000	7,507,650

New Mexico, State Mortgage Finance Authority, “I”, Series D, 3.25%, 7/1/2044	2,740,000	2,922,731

		10,430,381

New York 7.6%

Hudson, NY, Yards Infrastructure Corp. Revenue, Fiscal 2012:

Series A, 5.25%, 2/15/2047	4,780,000	4,929,423

Series A, Prerefunded, 5.25%, 2/15/2047	220,000	227,830

Series A, 5.75%, 2/15/2047	2,665,000	2,757,236

Series A, Prerefunded, 5.75%, 2/15/2047	125,000	129,887

Monroe County, NY, Industrial Development Corp. Revenue, St. Ann’s Community Project, 5.0%, 1/1/2050	3,750,000	3,134,437

New York, Brooklyn Arena Local Development Corp., Pilot Revenue, Barclays Center Project, Series A, 4.0%, 7/15/2035, INS: AGMC	455,000	477,836

New York, Metropolitan Transportation Authority Revenue:

Series B-2A, 5.0%, 5/15/2021	4,500,000	4,560,930

Series D-1, 5.0%, 9/1/2022	5,000,000	5,136,450

Series D, 5.0%, 11/15/2033	1,500,000	1,612,920

Series C-1, 5.0%, 11/15/2050	1,320,000	1,426,352

Series C-1, 5.25%, 11/15/2055	3,960,000	4,363,049

New York, State Dormitory Authority Revenues, Non-State Supported Debt, Orange Regional Medical Center, 144A, 5.0%, 12/1/2045	1,000,000	1,067,610

New York, State Liberty Development Corp. Revenue, World Trade Center Project, Class 1-3, 144A, 5.0%, 11/15/2044	3,000,000	2,974,830

New York, TSASC, Inc.:

Series A, 5.0%, 6/1/2041	595,000	634,032

Series B, 5.0%, 6/1/2048	11,800,000	11,006,686

The accompanying notes are an integral part of the financial statements.

24	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)

New York & New Jersey Port Authority, Special Obligation Revenue, JFK International Air Terminal LLC, 6.0%, 12/1/2042	5,795,000	5,834,580

New York City, NY, Housing Development Corp., Multi-Family Housing Revenue:

Series E-1, 2.8%, 11/1/2034	5,000,000	5,277,450

Series E-1, 3.0%, 11/1/2039	3,000,000	3,158,310

New York City, NY, Transitional Finance Authority Revenue, Series A-7, 0.12%***, 6/5/2020, SPA: State Street Bank & Trust Co.	500,000	500,000

New York Counties, NY, Tobacco Trust IV, Series F, Zero Coupon, 6/1/2060	150,000,000	3,975,000

New York, NY, General Obligation:

Series B-3, 0.44%***, 6/1/2020	4,700,000	4,700,000

Series A-1, 4.0%, 8/1/2038	5,000,000	5,733,100

Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	2,125,000	1,806,654

		75,424,602

North Carolina 0.2%
North Carolina, State Housing Finance Agency, Series 42, 4.0%, 1/1/2050	2,125,000	2,352,014

North Dakota 0.2%
Grand Forks, ND, Health Care System Revenue, Altru Health System, 5.0%, 12/1/2032	2,000,000	2,055,580

Ohio 4.3%

Buckeye, OH, Tobacco Settlement Financing Authority:

Series B-3, Class 2, Zero Coupon, 6/1/2057	15,000,000	1,940,400

Series B-2, Class 2, 5.0%, 6/1/2055	8,625,000	8,717,029

Centerville, OH, Health Care Revenue, Graceworks Lutheran Services, 5.25%, 11/1/2047	2,480,000	2,322,768

Cleveland-Cuyahoga County, OH, Port Authority Cultural Facility Revenue, Playhouse Square Foundation Project, 5.5%, 12/1/2053	4,480,000	4,457,555

Hamilton County, OH, Health Care Facilities Revenue, Childrens Home, 0.16%***, 6/5/2020, LOC: U.S. Bank NA	475,000	475,000

Hamilton County, OH, Health Care Revenue, Life Enriching Communities Project:

5.0%, 1/1/2051	1,270,000	1,153,846

Series A, 5.0%, 1/1/2052	1,000,000	906,070

Ohio, Akron, Bath & Copley Joint Township Hospital District Revenue, 5.25%, 11/15/2046	10,345,000	11,219,359

Ohio, State Air Quality Development Authority, Exempt Facilities Revenue, Pratt Paper LLC Project:

AMT, 144A, 4.25%, 1/15/2038, GTY: Pratt Industries, Inc.	725,000	730,300

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	25

	Principal Amount ($)	Value ($)

AMT, 144A, 4.5%, 1/15/2048, GTY: Pratt Industries, Inc.	3,115,000	3,137,272

Ohio, State Higher Educational Facility Commission Revenue, Summa Health System Obligated Group, 5.75%, 11/15/2040	1,105,000	1,108,547

Ohio, State Hospital Revenue, Aultman Health Foundation, 144A, 5.0%, 12/1/2048	6,000,000	6,252,540

		42,420,686

Oklahoma 0.8%

Oklahoma, State Development Finance Authority, Health System Revenue, OU Medicine Project:

Series B, 5.5%, 8/15/2052	1,635,000	1,788,494

Series B, 5.5%, 8/15/2057	4,235,000	4,624,027

Tulsa County, OK, Industrial Authority, Senior Living Community Revenue, Montereau, Inc. Project, 5.25%, 11/15/2045	1,175,000	1,170,065

		7,582,586

Oregon 0.0%
Clackamas County, OR, Hospital Facilities Authority Revenue, Mary’s Woods at Marylhurst, Inc. Project, Series A, 5.0%, 5/15/2038	195,000	196,589

Pennsylvania 3.7%

Chester County, PA, Industrial Development Authority, Special Obligation Revenue, Woodlands at Graystone Neighborhood Improvement Project, 144A, 5.125%, 3/1/2048	500,000	454,950

Doylestown, PA, Hospital Authority Revenue, Series A, 5.0%, 7/1/2049	2,235,000	2,430,227

Lancaster County, PA, Hospital Authority, Brethren Village Project:

5.125%, 7/1/2037	900,000	846,738

5.25%, 7/1/2041	900,000	837,081

Pennsylvania, Economic Development Finance Authority, U.S. Airways Group, Series B, 8.0%, 5/1/2029, GTY: American Airlines, Inc.	985,000	985,305

Pennsylvania, Economic Development Financing Authority, Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility, 6.25%, 1/1/2032	1,420,000	1,444,495

Pennsylvania, Higher Education Assistance Agency Education Loan Revenue, Series A, AMT, 2.45%, 6/1/2041	5,260,000	4,748,833

Pennsylvania, State Economic Development Financing Authority Revenue, Bridges Finco LP, AMT, 5.0%, 12/31/2034	8,005,000	8,652,525

Pennsylvania, State Housing Finance Agency, Single Family Mortgage Revenue, Series 132A, 3.5%, 4/1/2051 (a)	1,705,000	1,836,370

The accompanying notes are an integral part of the financial statements.

26	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)

Pennsylvania, State Turnpike Commission Revenue:

Series A, 5.0%, 12/1/2039	5,000,000	5,959,000

Series A-1, 5.0%, 12/1/2041	20,000	22,526

Philadelphia, PA, Airport Revenue, Series A, 5.0%, 6/15/2035	7,085,000	7,103,563

Philadelphia, PA, Gas Works Revenue, Series 9, 5.25%, 8/1/2040	1,835,000	1,849,643

		37,171,256

Puerto Rico 3.4%

Puerto Rico, Aqueduct & Sewer Authority Revenue:

Series A, 5.25%, 7/1/2029	1,000,000	1,020,000

Series A, 5.25%, 7/1/2042	4,500,000	4,455,000

Puerto Rico, Commonwealth of Public Improvement, Series A, 5.0%, 7/1/2041*	1,955,000	1,087,469

Puerto Rico, Electric Power Authority Revenue:

Series TT, 5.0%, 7/1/2025*	920,000	568,100

Series XX, 5.25%, 7/1/2040*	4,000,000	2,480,000

Series WW, 5.5%, 7/1/2038*	2,900,000	1,805,250

Puerto Rico, General Obligation, Series A, 8.0%, 7/1/2035*	5,000,000	2,737,500

Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:

Series A-1, 4.75%, 7/1/2053	10,300,000	10,047,856

Series A-1, 5.0%, 7/1/2058	9,683,000	9,714,566

		33,915,741

South Carolina 3.3%

Greenwood County, SC, Hospital Revenue, Self Regional Healthcare, Series B, 5.0%, 10/1/2031	1,000,000	1,055,070

Hardeeville, SC, Assessment Revenue, Anderson Tract Municipal Improvement District, Series A, 7.75%, 11/1/2039	3,919,000	3,919,353

South Carolina, State Jobs-Economic Development Authority, Hospital Revenue, Conway Hospitals, Inc., 5.25%, 7/1/2047	2,290,000	2,591,066

South Carolina, State Jobs-Economic Development Authority, Residential Facilities Revenue, Episcopal Home Still Hopes:

5.0%, 4/1/2047	1,800,000	1,630,026

5.0%, 4/1/2052	1,575,000	1,405,341

South Carolina, State Public Service Authority Revenue, Series E, 5.25%, 12/1/2055	10,360,000	11,316,125

South Carolina, State Public Service Authority Revenue, Santee Cooper, Series A, Prerefunded, 5.75%, 12/1/2043	8,890,000	10,550,385

		32,467,366

Tennessee 1.0%

Metropolitan Nashville, TN, Airport Authority Revenue, Series B, AMT, 4.0%, 7/1/2054	1,500,000	1,593,840

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	27

	Principal Amount ($)	Value ($)

Nashville & Davidson County, TN, Metropolitan Development & Housing Agency, Tax Increment Revenue, Fifth Broadway Development District, 144A, 5.125%, 6/1/2036	900,000	904,491

Tennessee, Energy Acquisition Corp., Gas Revenue, Series C, 5.0%, 2/1/2027, GTY: Goldman Sachs Group, Inc.	6,435,000	7,398,513

		9,896,844

Texas 7.6%

Central Texas, Regional Mobility Authority Revenue, Capital Appreciation:

Zero Coupon, 1/1/2030	5,000,000	3,581,650

Zero Coupon, 1/1/2032	3,500,000	2,290,190

Clifton, TX, Higher Education Finance Corp., Education Revenue:

Series A, 5.75%, 8/15/2038	2,810,000	2,992,566

Series D, 6.125%, 8/15/2048	4,485,000	4,795,183

Houston, TX, Airport Systems Revenue, Special Facilities Continental Airlines, Inc. Terminal Projects, AMT, 6.625%, 7/15/2038	2,000,000	2,027,260

Matagorda County, TX, Navigation District No. 1, Pollution Control Revenue, AEP Texas Central Co. Project, Series A, 4.4%, 5/1/2030, INS: AMBAC	11,000,000	12,625,800

Newark, TX, Higher Education Finance Corp., Education Revenue, Austin Achieve Public School, Inc., 5.0%, 6/15/2048	1,440,000	1,447,243

Port Beaumont, TX, Navigation District Dock & Wharf Facility Revenue, Jefferson’s Gulf Coast Energy Project, Series A, 144A, AMT, 4.0%, 1/1/2050	1,155,000	974,427

San Antonio, TX, Convention Center Hotel Finance Corp., Contract Revenue, Empowerment Zone, Series A, AMT, 5.0%, 7/15/2039, INS: AMBAC	8,000,000	8,000,960

Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Trinity Terrace Project, The Cumberland Rest, Inc., Series A-1, 5.0%, 10/1/2044	1,575,000	1,579,757

Temple, TX, Tax Increment, Reinvestment Zone No. 1, Series A, 144A, 5.0%, 8/1/2038	2,830,000	3,075,871

Texas, Dallas/Fort Worth International Airport Revenue, Series D, 5.0%, 11/1/2035	2,715,000	2,753,444

Texas, Love Field Airport Modernization Corp., Special Facilities Revenue, Southwest Airlines Co. Project, 5.25%, 11/1/2040	7,445,000	7,449,020

Texas, New Hope Cultural Education Facilities Finance Corp., Retirement Facilities Revenue, Legacy Midtown Park, Inc. Project, Series A, 5.5%, 7/1/2054	2,250,000	1,782,720

Texas, New Hope Cultural Education Facilities Finance Corp., Retirement Facilities Revenue, Presbyterian Village North Project, 5.0%, 10/1/2039	1,820,000	1,494,056

The accompanying notes are an integral part of the financial statements.

28	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)

Texas, New Hope Cultural Education Facilities Finance Corp., Senior Living Revenue, Bridgemoor Plano Project, Series A, 7.25%, 12/1/2053	6,605,000	5,738,622

Texas, State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series D, 6.25%, 12/15/2026, GTY: Merrill Lynch & Co.	8,520,000	9,794,081

Texas, State Private Activity Bond, Surface Transportation Corp. Revenue, Senior Lien, North Tarrant Express Mobility Partners Segments LLC, AMT, 6.75%, 6/30/2043	2,220,000	2,499,831

Texas, State Veterans Housing Assistance Fund II:

Series A, AMT, 0.2%***, 6/5/2020, SPA: State Street Bank & Trust Co.	330,000	330,000

Series B, AMT, 0.2%***, 6/5/2020, SPA: State Street Bank & Trust Co.	250,000	250,000

Travis County, TX, Health Facilities Development Corp. Revenue, Westminster Manor Health, 7.0%, 11/1/2030	80,000	81,162

		75,563,843

Utah 0.9%

Utah, Infrastructure Agency Telecommunication Revenue, Series 2019, 4.0%, 10/15/2042	2,350,000	2,046,568

Utah, State Charter School Financing Authority Revenue, Freedom Academy Foundation Project, 144A, 5.375%, 6/15/2048	6,490,000	6,457,225

		8,503,793

Virginia 2.3%

Prince William County, VA, Industrial Development Authority, Residential Care Facilities, Westminster at Lake Ridge:

5.0%, 1/1/2037	1,000,000	1,011,130

5.0%, 1/1/2046	1,530,000	1,512,512

Roanoke County, VA, Economic Development Authority, RSDL Care Facilities Revenue:

Series 2020, 5.0%, 9/1/2050	1,740,000	1,462,383

Series 2020, 5.125%, 9/1/2055	1,075,000	914,201

Series A, 5.375%, 9/1/2054	1,500,000	1,342,380

Virginia, Marquis Community Development Authority Revenue:

Series C, Zero Coupon, 9/1/2041	7,906,000	342,014

144A, Step-up Coupon, 0% to 9/1/2021, 7.5% to 9/1/2045	1,640,000	900,688

Series B, 5.625%, 9/1/2041	5,332,000	2,861,578

Virginia, Mosaic District Community Development Authority Revenue, Series A, 6.875%, 3/1/2036	2,000,000	2,035,960

Virginia, Peninsula Town Center, Community Development Authority Revenue, Special Obligation:

144A, 5.0%, 9/1/2037	1,400,000	1,401,666

144A, 5.0%, 9/1/2045	2,100,000	2,093,574

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	29

	Principal Amount ($)	Value ($)

Virginia, Small Business Financing Authority, Private Activity Revenue, Transform 66 P3 Project, AMT, 5.0%, 12/31/2052	5,250,000	5,494,860

Virginia, State Small Business Financing Authority Revenue, Elizabeth River Crossings LLC Project, AMT, 6.0%, 1/1/2037	1,640,000	1,714,571

		23,087,517

Washington 2.9%

Klickitat County, WA, Public Hospital District No. 2 Revenue, Skyline Hospital:

5.0%, 12/1/2037	1,025,000	1,053,720

5.0%, 12/1/2046	2,000,000	2,023,380

Washington, Port of Seattle Revenue, Series A, AMT, 5.0%, 5/1/2033	4,000,000	4,646,920

Washington, Port of Seattle, Industrial Development Corp., Special Facilities- Delta Airlines, AMT, 5.0%, 4/1/2030	2,000,000	2,026,100

Washington, State Convention Center Public Facilities District:

5.0%, 7/1/2043	3,835,000	4,091,523

5.0%, 7/1/2048	5,000,000	5,301,750

Washington, State Housing Finance Commission, Reference Judson Park Project, 144A, 5.0%, 7/1/2048	550,000	473,743

Washington, State Housing Finance Commission, Rockwood Retirement Communities Project, Series A, 144A, 7.375%, 1/1/2044	6,000,000	6,299,220

Washington, State Housing Finance Commission, The Hearthstone Project:

Series A, 144A, 5.0%, 7/1/2038	775,000	686,239

Series A, 144A, 5.0%, 7/1/2048	1,735,000	1,453,531

Series A, 144A, 5.0%, 7/1/2053	1,125,000	925,290

		28,981,416

West Virginia 0.5%

West Virginia, State Hospital Finance Authority Revenue, Thomas Health Systems:

6.5%, 10/1/2028*	7,000,000	3,150,000

6.5%, 10/1/2038*	3,000,000	1,350,000

		4,500,000

Wisconsin 3.4%

Wisconsin, Whitewater Community Development Authority, Multi Family Revenue, Variable Rate Revenue, Housing Preservation Corp., 0.14%***, 6/5/2020, LOC: BMO Harris Bank NA	4,355,000	4,355,000

The accompanying notes are an integral part of the financial statements.

30	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)

Wisconsin, Health Educational Facilities Authority, Covenant Communities, Inc. Project:

Series A-1, 5.0%, 7/1/2043	4,000,000	4,112,200

Series B, 5.0%, 7/1/2048	910,000	724,770

Wisconsin, Public Finance Authority, Apartment Facilities Revenue, Senior Obligation Group, AMT, 5.0%, 7/1/2042	3,500,000	3,547,880

Wisconsin, Public Finance Authority, Education Revenue, Mountain Island Charter School Ltd.:

5.0%, 7/1/2047	2,000,000	2,085,460

5.0%, 7/1/2052	910,000	947,519

Wisconsin, Public Finance Authority, Education Revenue, North Carolina Leadership Academy, 144A, 5.0%, 6/15/2049	520,000	492,580

Wisconsin, Public Finance Authority, Hospital Revenue, Series A, 4.0%, 10/1/2049	5,000,000	5,311,500

Wisconsin, Public Finance Authority, Senior Living Community First Mortgage Revenue, Cedars Obligated Group:

144A, 5.5%, 5/1/2039	485,000	432,125

144A, 5.75%, 5/1/2054	4,200,000	3,642,996

Wisconsin, Public Finance Authority, Senior Living Revenue, Mary’s Woods at Marylhurst Project, Series A, 144A, 5.25%, 5/15/2047	4,545,000	4,581,724

Wisconsin, State Health & Educational Facilities Authority Revenue, Benevolent Corp. Cedar Community Project:

5.0%, 6/1/2037	1,110,000	992,729

5.0%, 6/1/2041	955,000	831,547

Wisconsin, State Health & Educational Facilities Authority, St. John’s Communities, Inc. Project:

Series A, 5.0%, 9/15/2040	200,000	189,724

Series A, 5.0%, 9/15/2045	270,000	249,923

Series A, 5.0%, 9/15/2050	1,080,000	985,921

		33,483,598
Total Municipal Bonds and Notes (Cost $964,904,530)		951,290,432

Underlying Municipal Bonds of Inverse Floaters (b) 4.1%
Florida 1.1%
Florida, Airport Facilities Revenue, Series B, 4.0%, 9/1/2044 (c)	10,000,000	10,562,000

Trust: Airport Facilities Revenue, Series XM0780, 144A, 13.21%, 9/1/2027, Leverage Factor at purchase date: 4 to 1

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	31

	Principal Amount ($)	Value ($)

Michigan 1.2%
Michigan, State Building Authority Revenue, Facilities Program, Series I, 144A, 5.0%, 4/15/2034 (c)	10,000,000	12,021,110

Trust: State Building Authority Revenue, Series 2015-XM0123, 144A, 13.227%, 10/15/2023, Leverage Factor at purchase date: 3 to 1

Washington 1.8%
Washington, State General Obligation, Series A-1, 144A, 5.0%, 8/1/2037 (c)	15,000,000	17,854,125

Trust: State General Obligation, Series XM0127, 144A, 17.66%, 8/1/2023, Leverage Factor at purchase date: 4 to 1

Total Underlying Municipal Bonds of Inverse Floaters (Cost $38,270,468)		40,437,235

Other Municipal Related 0.0%

Illinois, State Finance Authority Revenue, Park Place of Elmhurst Project, Series C, 2.0%, 5/15/2055*	900,000	9,000

Tarrant County, TX Cultural Education Facilities Finance Corp., Retirement Facilities Revenue, Mirador Project Escrow:

Series A, 11/15/2048*	1,000,000	100

Series A, 11/15/2055*	3,430,000	343

Total Other Municipal Related (Cost $7,707)		9,443

Open-End Investment Companies 1.6%
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares, 0.032%****, (Cost $16,418,268)	16,413,408	16,418,333

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,019,600,973)	101.2	1,008,155,443
Floating Rate Notes (b)	(2.6)	(25,420,000)
Other Assets and Liabilities, Net	1.4	13,611,250

Net Assets	100.0	996,346,693

The accompanying notes are an integral part of the financial statements.

32	|	DWS Strategic High Yield Tax-Free Fund

The following table represents bonds that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Connecticut, Mashantucket Western Pequot Tribe Bond*	6.05%	7/1/2031	19,713,389	12,594,588	1,281,370
Collier County, FL, Industrial Development Authority, Continuing Care Community Revenue, Arlington of Naples Project, Series A*	8.125%	5/15/2044	2,310,000	2,279,677	1,732,500
Puerto Rico, Commonwealth of Public Improvement, Series A*	5.0%	7/1/2041	1,955,000	1,410,002	1,087,469
Puerto Rico, Electric Power Authority Revenue, Series TT*	5.0%	7/1/2025	920,000	760,874	568,100
Puerto Rico, Electric Power Authority Revenue, Series XX*	5.25%	7/1/2040	4,000,000	3,161,565	2,480,000
Puerto Rico, Electric Power Authority Revenue, Series WW*	5.5%	7/1/2038	2,900,000	2,355,887	1,805,250
Puerto Rico, General Obligation, Series A*	8.0%	7/1/2035	5,000,000	3,159,484	2,737,500
West Virginia, State Hospital Finance Authority Revenue, Thomas Health Systems*	6.5%	10/1/2028	7,000,000	6,959,556	3,150,000
West Virginia, State Hospital Finance Authority Revenue, Thomas Health Systems*	6.5%	10/1/2038	3,000,000	2,930,698	1,350,000
				35,612,331	16,192,189

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of May 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***

Variable rate demand notes are securities whose interest rates are reset periodically (usually daily mode or weekly mode) by remarketing agents based on current market levels and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder at any time and are shown at their current rates as of May 31, 2020. Date shown reflects the earlier of demand date or stated maturity date.

****	Current yield; not a coupon rate.

(a)	When-issued security.

(b)

Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund. The Floating Rate Notes represents leverage to the Fund and is the amount owed to the floating rate note holders.

(c)	Security forms part of the below inverse floater. The Fund accounts for these inverse floaters as a form of secured borrowing, by reflecting the value of the underlying bond

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	33

in the investments of the Fund and the amount owed to the floating rate note holder as a liability.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

GTY: Guaranty Agreement

LIQ: Liquidity Facility

LOC: Letter of Credit

INS: Insured

PIK: Denotes that all or a portion of the income paid in-kind in the form of additional principal.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (d)	$—	$991,737,110	$—	$991,737,110
Open-End Investment Companies	16,418,333	—	—	16,418,333
Total	$16,418,333	$991,737,110	$—	$1,008,155,443

(d)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

34	|	DWS Strategic High Yield Tax-Free Fund

Statement of Assets and Liabilities

as of May 31, 2020

Assets
Investments in non-affiliated securities, at value (cost $1,019,600,973)	$1,008,155,443
Cash	2,433,319
Receivable for investments sold	4,120,624
Receivable for Fund shares sold	6,636,802
Interest receivable	14,990,465
Other assets	56,561
Total assets	1,036,393,214

Liabilities
Payable for investments purchased	6,810,809
Payable for investments purchased — when-issued securities	5,536,895
Payable for Fund shares redeemed	817,479
Payable for floating rate notes issued	25,420,000
Distributions payable	617,167
Accrued management fee	227,838
Accrued Trustees’ fees	16,292
Other accrued expenses and payables	600,041
Total liabilities	40,046,521
Net assets, at value	$996,346,693

Net Assets Consist of
Distributable earnings (loss)	(93,034,593)
Paid-in capital	1,089,381,286
Net assets, at value	$996,346,693

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	35

Statement of Assets and Liabilities as of May 31, 2020 (continued)

Net Asset Value
Class A

Net Asset Value and redemption price per share ($180,661,669 ÷ 15,886,445 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$11.37

Maximum offering price per share (100 ÷ 97.25 of $11.37)	$11.69
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($32,725,290 ÷ 2,875,668 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$11.38
Class S

Net Asset Value, offering and redemption price per share ($575,690,471 ÷ 50,578,454 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$11.38
Institutional Class

Net Asset Value, offering and redemption price per share ($207,269,263 ÷ 18,202,473 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$11.39

The accompanying notes are an integral part of the financial statements.

36	|	DWS Strategic High Yield Tax-Free Fund

Statement of Operations

for the year ended May 31, 2020

Investment Income
Income:

Interest	$50,830,465
Expenses:

Management fee	4,651,285
Administration fee	1,090,301
Services to shareholders	1,643,961
Distribution and service fees	883,577
Custodian fee	14,630
Professional fees	105,662
Reports to shareholders	75,296
Registration fees	100,803
Trustees’ fees and expenses	36,903
Interest expense and fees on floating rate notes issued	630,070
Other	97,352
Total expenses before expense reductions	9,329,840
Expense reductions	(1,213,340)
Total expenses after expense reductions	8,116,500
Net investment income	42,713,965

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	902,349
Change in net unrealized appreciation (depreciation) on investments	(70,228,793)
Net gain (loss)	(69,326,444)
Net increase (decrease) in net assets resulting from operations	$(26,612,479)

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	37

Statements of Changes in Net Assets

	Years Ended May 31,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income (loss)	$42,713,965	$52,638,756
Net realized gain (loss)	902,349	(1,486,910)
Change in net unrealized appreciation (depreciation)	(70,228,793)	(6,863,663)
Net increase (decrease) in net assets resulting from operations	(26,612,479)	44,288,183
Distributions to shareholders:

Class A	(7,243,884)	(8,332,336)
Class C	(1,196,641)	(2,132,290)
Class S	(25,982,423)	(37,617,161)
Institutional Class	(7,930,714)	(7,235,673)
Total distributions	(42,353,662)	(55,317,460)
Fund share transactions:

Proceeds from shares sold	397,606,177	169,320,537
Reinvestment of distributions	36,106,905	48,737,157
Payments for shares redeemed	(456,815,594)	(794,522,237)
Net increase (decrease) in net assets from Fund share transactions	(23,102,512)	(576,464,543)
Increase (decrease) in net assets	(92,068,653)	(587,493,820)
Net assets at beginning of period	1,088,415,346	1,675,909,166

Net assets at end of period	$996,346,693	$1,088,415,346

The accompanying notes are an integral part of the financial statements.

38	|	DWS Strategic High Yield Tax-Free Fund

Financial Highlights

	Years Ended May 31,
Class A	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$12.13	$12.08	$12.27	$12.59	$12.39
Income from investment operations:

Net investment income	.45	.46	.44	.49	.56
Net realized and unrealized gain (loss)	(.77)	.08 [d]	(.19)	(.33)	.20
Total from investment operations	(.32)	.54	.25	.16	.76
Less distributions from:

Net investment income	(.44)	(.46)	(.43)	(.47)	(.55)
Net realized gains	(.00 )*	(.03)	(.01)	(.01)	(.01)
Total distributions	(.44)	(.49)	(.44)	(.48)	(.56)
Net asset value, end of period	$11.37	$12.13	$12.08	$12.27	$12.59
Total Return (%)[a,b]	(2.74)	4.62	2.11	1.29	6.27

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	181	195	225	264	361
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.95	.98	.95	.95	.97
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.91	.91	.91	.93	.91
Ratio of expenses after expense reductions (excluding interest expense) (%)	.85	.86	.87	.88	.87
Ratio of net investment income (%)	3.72	3.87	3.61	3.93	4.54
Portfolio turnover rate (%)	52	47	34	54	36

[a]	Total return does not reflect the effect of any sales charges.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

[d]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

*	Amount is less than $.005

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	39

	Years Ended May 31,
Class C	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$12.13	$12.09	$12.28	$12.59	$12.40
Income from investment operations:

Net investment income	.36	.37	.35	.39	.47
Net realized and unrealized gain (loss)	(.76)	.07 [d]	(.19)	(.31)	.19
Total from investment operations	(.40)	.44	.16	.08	.66
Less distributions from:

Net investment income	(.35)	(.37)	(.34)	(.38)	(.46)
Net realized gains	(.00 )*	(.03)	(.01)	(.01)	(.01)
Total distributions	(.35)	(.40)	(.35)	(.39)	(.47)
Net asset value, end of period	$11.38	$12.13	$12.09	$12.28	$12.59
Total Return (%)[a,b]	(3.39)	3.75	1.35	.61	5.40

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	52	88	109	138
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.71	1.75	1.71	1.72	1.73
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.66	1.66	1.66	1.68	1.66
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.60	1.61	1.62	1.63	1.62
Ratio of net investment income (%)	2.97	3.10	2.86	3.18	3.79
Portfolio turnover rate (%)	52	47	34	54	36

[a]	Total return does not reflect the effect of any sales charges.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

[d]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

*	Amount is less than $.005

The accompanying notes are an integral part of the financial statements.

40	|	DWS Strategic High Yield Tax-Free Fund

	Years Ended May 31,
Class S	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$12.14	$12.09	$12.28	$12.60	$12.40
Income from investment operations:

Net investment income	.47	.49	.47	.51	.59
Net realized and unrealized gain (loss)	(.76)	.08 [c]	(.18)	(.32)	.20
Total from investment operations	(.29)	.57	.29	.19	.79
Less distributions from:

Net investment income	(.47)	(.49)	(.47)	(.50)	(.58)
Net realized gains	(.00 )*	(.03)	(.01)	(.01)	(.01)
Total distributions	(.47)	(.52)	(.48)	(.51)	(.59)
Net asset value, end of period	$11.38	$12.14	$12.09	$12.28	$12.60
Total Return (%)[a]	(2.49)	4.88	2.37	1.55	6.54

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	576	661	1,204	1,336	873
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.80	.84	.81	.82	.78
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.66	.66	.66	.68	.66
Ratio of expenses after expense reductions (excluding interest expense) (%)	.60	.61	.62	.63	.62
Ratio of net investment income (%)	3.97	4.07	3.86	4.16	4.79
Portfolio turnover rate (%)	52	47	34	54	36

[a]	Total return would have been lower had certain expenses not been reduced.

[b]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

[c]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

*	Amount is less than $.005

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	41

	Years Ended May 31,
Institutional Class	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$12.14	$12.10	$12.29	$12.60	$12.40
Income from investment operations:

Net investment income	.49	.49	.47	.51	.59
Net realized and unrealized gain (loss)	(.77)	.07 [c]	(.18)	(.31)	.20
Total from investment operations	(.28)	.56	.29	.20	.79
Less distributions from:

Net investment income	(.47)	(.49)	(.47)	(.50)	(.58)
Net realized gains	(.00 )*	(.03)	(.01)	(.01)	(.01)
Total distributions	(.47)	(.52)	(.48)	(.51)	(.59)
Net asset value, end of period	$11.39	$12.14	$12.10	$12.29	$12.60
Total Return (%)[a]	(2.41)	4.80	2.37	1.64	6.51

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	207	181	159	250	189
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.74	.70	.70	.69	.75
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.66	.66	.66	.67	.66
Ratio of expenses after expense reductions (excluding interest expense) (%)	.60	.61	.62	.62	.62
Ratio of net investment income (%)	3.97	4.13	3.86	4.17	4.80
Portfolio turnover rate (%)	52	47	34	54	36

[a]	Total return would have been lower had certain expenses not been reduced.

[b]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

[c]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

*	Amount is less than $.005

The accompanying notes are an integral part of the financial statements.

42	|	DWS Strategic High Yield Tax-Free Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Strategic High Yield Tax-Free Fund (the “Fund”) is a diversified series of Deutsche DWS Municipal Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1

DWS Strategic High Yield Tax-Free Fund	|	43

includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board, whose valuations are intended to reflect the mean between the bid and asked prices. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an

44	|	DWS Strategic High Yield Tax-Free Fund

inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate long-term municipal bond into a special purpose Tender Offer Bond trust (the “TOB Trust”). In turn the TOB Trust issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond’s par amount and is sold to a third party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption “Payable for floating rate notes issued” in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in “Interest expense and fees on floating rate notes issued” in the Statement of Operations. The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2020 was approximately $31,619,000, with a weighted average interest rate of 1.99%.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund’s inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund’s control, resulting in a reduction of leverage and disposal of

DWS Strategic High Yield Tax-Free Fund	|	45

portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

At May 31, 2020, the Fund had net tax basis capital loss carryforwards of approximately $87,976,000 of short term-losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in inverse floaters transactions, certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on

46	|	DWS Strategic High Yield Tax-Free Fund

investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2020, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$9,448,898
Capital loss carryforwards	$(87,976,000)
Net unrealized appreciation (depreciation) on investments	$(8,290,575)

At May 31, 2020, the aggregate cost of investments for federal income tax purposes was $991,026,018. The net unrealized depreciation for all investments based on tax cost was $8,290,575. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $48,123,040 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $56,413,615.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2020	2019
Distributions from tax-exempt income	$42,175,072	$52,041,841
Distributions from ordinary income*	$178,590	$3,275,619

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

DWS Strategic High Yield Tax-Free Fund	|	47

B. Purchases and Sales of Securities

During the year ended May 31, 2020, purchases and sales of investment securities (excluding short-term investments) aggregated $574,089,809 and $612,654,265, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to October 1, 2019, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $300 million of the Fund’s average daily net assets	.515%
Next $200 million of such net assets	.465%
Next $500 million of such net assets	.440%
Next $500 million of such net assets	.420%
Next $500 million of such net assets	.410%
Over $2 billion of such net assets	.400%

Effective October 1, 2019, under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $300 million of the Fund’s average daily net assets	.455%
Next $200 million of such net assets	.405%
Next $500 million of such net assets	.380%
Next $500 million of such net assets	.360%
Next $500 million of such net assets	.350%
Over $2 billion of such net assets	.340%

Accordingly, for the year ended May 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.42% of the Fund’s average daily net assets.

For the period from June 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse

48	|	DWS Strategic High Yield Tax-Free Fund

certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.85%
Class C	1.60%
Class S	.60%
Institutional Class	.60%

For the year ended May 31, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$90,786
Class C	21,481
Class S	937,519
Institutional Class	163,554
$1,213,340

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2020, the Administration Fee was $1,090,301, of which $79,103 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2020
Class A	$12,018	$1,915
Class C	1,831	277
Class S	72,232	11,742
Institutional Class	6,037	989
	$92,118	$14,923

DWS Strategic High Yield Tax-Free Fund	|	49

In addition, for the year ended May 31, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$158,185
Class C	33,702
Class S	1,079,494
Institutional Class	227,843
$1,499,224

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2020
Class C	$306,131	$20,554

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2020	Annual Rate
Class A	$476,517	$71,903	.24%
Class C	100,929	13,325	.25%
	$577,446	$85,228

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2020 aggregated $4,432.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended May 31, 2020, the CDSC for

50	|	DWS Strategic High Yield Tax-Free Fund

Class C shares aggregated $1,182. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2019, DDI received $4,476 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended May 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $18,068, of which $8,573 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. During the year ended May 31, 2020, the Fund engaged in securities purchases of $47,015,000 and securities sales of $8,121,187 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

D. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks.

DWS Strategic High Yield Tax-Free Fund	|	51

The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2020.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2020		Year Ended May 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	3,349,029	$40,589,341	3,639,566	$43,195,598
Class C	308,202	3,712,529	227,134	2,696,306
Class S	19,782,231	231,962,939	4,386,636	52,242,475
Institutional Class	10,203,041	121,341,368	5,983,349	71,186,158
		$397,606,177		$169,320,537

Shares issued to shareholders in reinvestment of distributions
Class A	541,994	$6,504,435	627,015	$7,446,044
Class C	80,431	967,648	149,629	1,778,348
Class S	1,912,717	23,004,338	2,880,155	34,262,491
Institutional Class	469,051	5,630,484	441,779	5,250,274
		$36,106,905		$48,737,157

Shares redeemed
Class A	(4,083,826)	$(48,841,422)	(6,847,825)	$(81,158,110)
Class C	(1,766,242)	(21,374,138)	(3,368,937)	(40,186,127)
Class S	(25,576,804)	(299,895,328)	(52,368,194)	(618,029,838)
Institutional Class	(7,368,477)	(86,704,706)	(4,651,642)	(55,148,162)
		$(456,815,594)		$(794,522,237)

Net increase (decrease)
Class A	(192,803)	$(1,747,646)	(2,581,244)	$(30,516,468)
Class C	(1,377,609)	(16,693,961)	(2,992,174)	(35,711,473)
Class S	(3,881,856)	(44,928,051)	(45,101,403)	(531,524,872)
Institutional Class	3,303,615	40,267,146	1,773,486	21,288,270
		$(23,102,512)		$(576,464,543)

52	|	DWS Strategic High Yield Tax-Free Fund

G. Other

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

H. Subsequent Event

On June 17, 2020, Deutsche Bank AG (“DB”), an affiliate of DWS Group, resolved with the Commodity Futures Trading Commission (“CFTC”) charges stemming from alleged violations of various swap data reporting requirements and corresponding supervision and other failures. The matter, which was resolved by the issuance of a federal court order (“Consent Order”), involved unintentional conduct that resulted from a system outage that prevented DB from reporting data in accordance with applicable CFTC requirements for a period of five days in April 2016.

The matter giving rise to the Consent Order did not arise out of any investment advisory, fund management activities or distribution activities of DIMA, DWS Distributors, Inc. or their advisory affiliates (the “DWS Service Providers”). DWS Group, of which the DWS Service Providers are wholly-owned subsidiaries, is a separate publicly traded company but continues to be an affiliate of DB due to, among other things, DB’s 79.49% ownership interest in DWS Group. Under the provisions of the Investment Company Act of 1940, as a result of the Consent Order, the DWS Service Providers would not be eligible to continue to provide investment advisory and underwriting services to the Fund absent an order from the Securities and Exchange Commission (the “SEC”). DB and the DWS Service Providers are seeking temporary and permanent orders from the SEC to permit the DWS Service Providers to continue to provide investment advisory and underwriting services to the Fund and other registered investment companies notwithstanding the Consent Order. While there can be no assurance that the requested exemptive orders will be granted, the SEC has granted this type of relief in the past. Consistent with their fiduciary and other relationships with the Fund, and in accordance with the desire of the Board of the Fund, the DWS Service Providers continue to provide

DWS Strategic High Yield Tax-Free Fund	|	53

investment advisory and distribution services to the Fund. Subject to the receipt of the temporary and permanent exemptive orders, the DWS Service Providers have informed the Fund that they do not believe the Consent Order will have any material impact on the Fund or the ability of the Service Providers to provide services for the Fund.

I. Class A Shares NAV Sales — CDSC Update

Class A shares may be sold at net asset value without a sales charge to: (1) investors investing $250,000 or more, either as a lump sum or through the sales charge reduction features referred to as the Large Order NAV Purchase Privilege. The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available. Purchases pursuant to the Large Order NAV Purchase Privilege made on or after October 1, 2019 may be subject to a CDSC of 1.00% if redeemed within 12 months of the original purchase date. Purchases pursuant to the Large Order NAV Purchase Privilege made prior to October 1, 2019 may be subject to a CDSC of 0.50% if redeemed within 12 months of the original purchase date. The CDSC is waived under certain circumstances.

54	|	DWS Strategic High Yield Tax-Free Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Municipal Trust and Shareholders of DWS Strategic High Yield Tax-Free Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Strategic High Yield Tax-Free Fund (the “Fund”) (one of the funds constituting Deutsche DWS Municipal Trust) (the “Trust”), including the investment portfolio, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Municipal Trust) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended May 31, 2016, May 31, 2017 and May 31, 2018, were audited by another independent registered public accounting firm whose report, dated July 24, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not

DWS Strategic High Yield Tax-Free Fund	|	55

required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

July 27, 2020

56	|	DWS Strategic High Yield Tax-Free Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, Class S and Institutional Class shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2019 to May 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Strategic High Yield Tax-Free Fund	|	57

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2020 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/20	$948.10	$944.60	$948.60	$949.40
Expenses Paid per $1,000*	$4.43	$8.07	$3.22	$3.22

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/20	$1,020.45	$1,016.70	$1,021.70	$1,021.70
Expenses Paid per $1,000*	$4.60	$8.37	$3.34	$3.34

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Strategic High Yield Tax-Free Fund†	.91%	1.66%	.66%	.66%

†	Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.06% for each class.

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2020, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

58	|	DWS Strategic High Yield Tax-Free Fund

Liquidity Risk Management

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2020, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported on a material change made to the Program in May 2019 to address Securities and Exchange Commission guidance relating to extended foreign market holidays.

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Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Strategic High Yield Tax-Free Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

60	|	DWS Strategic High Yield Tax-Free Fund

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period and has underperformed its benchmark in the one- and three-year periods ended December 31, 2018. The Board noted the disappointing investment

DWS Strategic High Yield Tax-Free Fund	|	61

performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that took effect on December 10, 2018, and that further changes to the portfolio management team were made effective June 27, 2019. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that, effective October 1, 2019, in connection with the 2019 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee at each breakpoint by 0.06%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

62	|	DWS Strategic High Yield Tax-Free Fund

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

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Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

64	|	DWS Strategic High Yield Tax-Free Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	74	—

DWS Strategic High Yield Tax-Free Fund	|	65

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	74	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	74	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	74	Director, Aberdeen Japan Fund (since 2007)

66	|	DWS Strategic High Yield Tax-Free Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	74	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	74	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	74	—

DWS Strategic High Yield Tax-Free Fund	|	67

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer (2017–present), and Interested Director (since June 25, 2020), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.; formerly: Vice President for the Deutsche Funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020)
John Millette[7] (1962) Vice President and Secretary, 1999–present

Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.

Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)

68	|	DWS Strategic High Yield Tax-Free Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020

Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Strategic High Yield Tax-Free Fund	|	69

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

70	|	DWS Strategic High Yield Tax-Free Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This wellresourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	NOTAX	NOTCX	SHYTX	NOTIX
CUSIP Number	25158T 103	25158T 301	25158T 400	25158T 509
Fund Number	152	352	2008	512

DWS Strategic High Yield Tax-Free Fund	|	71

DSHYTFF-2

(R-027921-10 7/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS strategic high yield tax free fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$55,933	$0	$8,565	$0
2019	$55,933	$0	$7,454	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$625,431	$0
2019	$0	$1,545,773	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$8,565	$625,431	$0	$633,996
2019	$7,454	$1,545,773	$0	$1,553,227

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic High Yield Tax-Free Fund, a series of Deutsche DWS Municipal Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/30/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/30/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	7/30/2020